497(e)
                                                                       333-64749

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The Equitable Life Assurance Society of the United States
SUPPLEMENT DATED JUNE 20, 2003 TO THE MAY 1, 2003 ACCUMULATOR ELITE AND ACCUMULATOR PLUS PROSPECTUSES
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Effective July 1, 2003, this supplement modifies certain information in each of the above-referenced Prospectuses. Unless otherwise indicated, all other information in the Prospectuses remains unchanged.

(1) In "Contract features and benefits" under "Allocating your contributions," please note the following changes:

     (a) Under "Self-directed allocation," the following sentence is added after the second sentence:

          No more than 25% of any contribution may be allocated to the guaranteed interest option.

     (b) Under "General dollar cost averaging" the first sentence of the first paragraph is deleted in its entirety and replaced with the following sentence:

          If your value in the EQ/Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options.

(2) In "Transferring your money among investment options" under "Transferring your account value," the following bullets are inserted after the last bullet:

     o During the first contract year, transfers into the guaranteed interest option are not permitted.

     o After the first contract year, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.
















IM-02-31 Supp (6/03)                                      Cat. No. 132345 (6/03)
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